LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK OF
                           HALLWOOD ENERGY CORPORATION

                         DESCRIPTION OF SHARES TENDERED

Name, Address and Account Number of
Registered Shareholder

     Please make any corrections to the above address and Tax Identification Number or Social Security Number in ink.


Number of Shares
Held in this Account

Certificate(s)
(Attach additional list if necessary)


         Certificate(s) Enclosed
         X        Certificate Number
                  Number of Shares

                  Total Shares


NOTE: IF NECESSARY, PLEASE COMPLETE THE SPECIAL PAYMENT INSTRUCTIONS ON THE REVERSE SIDE OF THIS LETTER OF TRANSMITTAL IF THE NAME ON THE CERTIFICATE PRESENTED FOR TENDER DIFFERS FROM THAT OF THE SIGNER OF THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:
         I desire to tender my shares of common stock (the "Shares") of Hallwood Energy Corporation ("The Company") listed above pursuant to the Offer to Purchase for Cash dated October 15, 1996 by The Hallwood Group Incorporated (the "Purchaser"), receipt of which is acknowledged, and this Letter of Transmittal (together with the Offer to Purchase, the "Offer"), and herewith tender to the Purchaser the above-listed certificate(s) representing such Shares.
         Upon the terms and subject to the conditions of the Offer (including if the Offer is extended or amended, the terms or conditions of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all of the Shares tendered herewith, and any and all cash dividends, distributions, rights, other Shares and other securities issued or issuable in respect thereof on or after the date of the Offer to Purchase (collectively, "Distributions"), and irrevocably appoints Hallwood Petroleum, Inc. (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), (a) to present such Shares (and all such Distributions) for transfer on the books of the Company and (b) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such Distributions), all in accordance with the terms and the conditions of the Offer.
         The undersigned hereby irrevocably appoints the designees of the Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or any substitute thereof shall deem proper in the sole discretion of such attorney-in-fact and proxy or such substitute, and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered hereby (and any associated Distributions) which have been accepted for payment by the Purchaser, without further action, prior to the time of such vote or action, which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. Such appointment shall be effective when, and only to the extent that, the Purchaser deposits the payment for such Shares (and any associated Distributions) with the Depositary. This proxy and power of attorney shall be irrevocable and coupled with an interest in the Shares. Upon the effectiveness of such appointment, without further action, all prior proxies with respect to the Shares (and any associated Distributions) at any time given by the undersigned will be revoked, and no subsequent proxies will be given nor subsequent written consents executed (or, if given or executed, will not be deemed effective) by the undersigned. The undersigned understands that in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance of such Shares for payment, the Purchaser or its designees must be able to exercise full voting rights with respect to such Shares (and any associated Distributions).
         By accepting the Offer through the tender of Shares pursuant to the Offer, the undersigned hereby agrees to release, and hereby releases, all claims with respect to and in respect of the Shares other than the right to receive payment for such tendered Shares, and upon payment for the Shares, the undersigned waives any right to attack, and will be barred from thereafter attacking, in any legal proceeding the fairness of the consideration paid in the Offer.
         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any associated Distributions) tendered hereby and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment, and transfer of the Shares (and any associated Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer; and, pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amout or value thereof, as determined by the Purchaser in its sole discretion.
         All authority herein conferred, or agreed to be conferred, shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Subject to the withdrawal rights set forth in the section of the Offer to Purchase entitled "THE OFFER. 4. Rights of Withdrawal," the tender of Shares hereby made is irrevocable.


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         The undersigned  understands  that tenders of Shares pursuant to of the procedure described in the section of the Offer to Purchase entitled "THE OFFER-3. Procedure for Tendering Shares" and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.
         Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Payment Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the addresses of the registered holder(s) appearing under "Description of Shares Tendered." In the event that the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any certificates for Shares not so tendered or accepted for payment in the name of, and deliver said check and/or return such certificates to, the person or persons so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

PLEASE NOTE THAT YOUR SIGNATURE CERTIFIES THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO SIGN BELOW, YOUR DOCUMENTATION WILL BE RETURNED TO YOU. IF YOUR DOCUMENTATION IS DEFICIENT AS OF THE EXPIRATION DATE OF THE OFFER, YOUR TENDER WILL NOT BE ACCEPTED.

Please sign exactly as your name(s) appears under "Description of Shares Tendered" above. Each joint owner must sign; if one or more owners are deceased, the other(s) must sign and enclose the death certificate. If you are signing for someone else, you must enclose documentation with the Letter of Transmittal certifying your authorization to sign, i.e., Death Certificate, Power of Attorney, Letters Testamentary, etc. If your account is held as an IRA or a third party acts as the custodian on your account, the custodian must also sign the Letter of Transmittal. If you have questions as to your authority to sign, please call Hallwood Petroleum, Inc. toll-free nationwide at (800) 882-9225.


PLEASE FILL IN YOUR PHONE NUMBER HERE:


X (______) ____________________________________
         Day or Work Telephone Number



CERTIFICATION
Under penalties of perjury, I certify that:
(1) The number shown above is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); or (2) I am not subject to backup withholding, either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding; and (3) I have read and understood the terms of the Offer.

PLEASE DATE AND SIGN HERE:

Date:________________________________


X ________________________________________________________


X ________________________________________________________
         (Co-owner (custodian) signature, if applicable)



X ________________________________________________________
 (Signature Guarantee, only if Special Payment Instructions have been completed.
   See Instruction 5.)



                 IMPORTANT INSTRUCTIONS FOR ACCEPTING THE OFFER:

(1) Do Not Sign Your Share Certificate(s).
(2) Complete each section above marked with a red X.
(3) Return this form along with your unsigned certificate(s) in the enclosed blue return envelope to:

                            Hallwood Petroleum, Inc.
                  4582 South Ulster Street Parkway, Suite 1700
                                 P.O. Box 378111
                             Denver, Colorado 80237

   (Note) The method of delivery of your certificate(s) and the Letter of Transmittal is at your option and risk, but if the mail is used, we recommend registered and insured mail.

(4) If  you need assistance, please call toll-free nationwide (800)882-9225.
(5) If you cannot locate your certificate(s), please sign and have the affidavit notarized on the reverse side of this letter.
(6) THIS OFFER EXPIRES ON NOVEMBER 22, 1996, UNLESS EXTENDED. YOUR DOCUMENTATION MUST BE COMPLETE, DULY EXECUTED AND RECEIVED BY THIS DATE TO BE ACCEPTED. WHEN MAILING, PLEASE ALLOW SUFFICIENT TIME FOR THE POST OFFICE TO DELIVER THE MAIL.


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

                          SPECIAL PAYMENT INSTRUCTIONS

To be completed only if the registered name on any Share certificate presented for tender differs from the name of the signer of the Letter of Transmittal. See Instruction 4.

Issue and mail to name:
                       ------------------------------------------------------

                                            (Please Print)

Social Security or
Identification No.
(see Instruction 2):
                     --------------------------------------------------------


Address:
        ---------------------------------------------------------------------
                                                    Zip
        -------------------------------------------    ----------------------


-------------------------------------------------------------------------------
                   THIS SECTION TO BE COMPLETED AND NOTARIZED
                  ONLY IF YOU CANNOT LOCATE YOUR CERTIFICATE(S)
-------------------------------------------------------------------------------

               AFFIDAVIT OF LOST OR DESTROYED SHARE CERTIFICATE(S)

(Shareholder Information)

STATE OF ________________________
COUNTY OF _____________________


NAME AND ADDRESS______________________________________
 CITY/STATE/ZIP___________________________________________


CERTIFICATE NUMBER(S)*________________, for __________ Share(s) of Hallwood Energy Corporation.

The undersigned person(s), being first duly sworn, deposes and says that:

    I am the lawful owner of the above described certificate(s). The certificate(s) has not been endorsed, cashed, negotiated, transferred, assigned or otherwise disposed of. I have made a diligent search for the certificate(s) and have been unable to find it, and make this affidavit for the purpose of tendering the certificate(s) without surrender of the certificate(s), and hereby agree to surrender the certificate(s) for cancellation should I, at any time, find the certificate(s). I, in consideration of the proceeds of the tender of the Shares represented by the certificate(s), agree to completely indemnify, protect and save harmless The Hallwood Group Incorporated, Hallwood Energy Corporation, Hallwood Petroleum, Inc., Registrar and Transfer Co. and Seaboard Surety Company (the "Obligees"), from and against all loss, costs and damages, including court costs and attorneys' fees, which they may be subject to or liable for in respect of the cancellation and replacement of the certificate(s), the tender and purchase of Shares represented thereby and distribution of the proceeds of the certificate(s). The rights accruing to the Obligees under the preceding sentences shall not be limited by the negligence, inadvertence, accident, oversight or breach of any duty or obligation on the part of the Obligees or their respective officers, employees and agents or their failure to inquire into, contest or litigate any claim, whenever such negligence, inadvertence, accident, oversight, breach or failure may occur or have occurred. I agree that this affidavit is to be delivered to accompany a bond of indemnity underwritten by Seaboard Surety Company to protect the foregoing parties.

Signed, sealed and delivered by Affiant this ________ day of _________ 1996 Signature of Affiant _______________________________

Signature of Co-Affiant____________________________


            PLEASE ALSO SIGN THE FRONT OF THE LETTER OF TRANSMITTAL


On this  _________  day of  ______________________  1996,  before me  personally appeared ______________________ known to me to be the individual(s) who executed the foregoing instrument, and, being duly sworn, did depose and say that the statements contained therein are true.

(AFFIX NOTARY SEAL)

My commission expires ___________ Notary Public _______________________________

*If you do not have a record of your certificate number(s), leave line blank. These numbers will be researched by the Depositary.


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                                  INSTRUCTIONS

                    Forming Part of the Terms and Conditions
                          of the Letter of Transmittal

     1. Delivery of Letter of Transmittal and Certificate. This Letter of Transmittal must be used by shareholders (or their transferees) in connection with the tender of Certificate(s). In the case of shareholders of record as of the effective time of the offer, the Certificate(s), a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal must be received by Hallwood Petroleum, Inc. (the "Depositary") at its address shown on page 2 of this Letter of Transmittal in order to make an effective tender. If you are a transferee of a shareholder of record, you must provide a Certificate(s) accompanied by appropriate instruments of transfer (with the guaranteed signature(s) of the record owner(s)), a properly completed and duly executed Letter of Transmittal, with the Special Payment Instructions completed, and any other documents required hereunder to the Depositary at its address shown on page 2 of this Letter of Transmittal in order to make an effective tender.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE SHAREHOLDER (OR HIS/HER TRANSFEREE) AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY . IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. PLEASE RESPOND PROMPTLY, SO THAT THE POST OFFICE HAS SUFFICIENT TIME PRIOR TO THE EXPIRATION OF THE OFFER TO DELIVER YOUR DOCUMENTATION TO THE DEPOSITARY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or facsimile thereof), a Shareholder waives any right to receive any notice of the acceptance of the Shares for payment.

     2. Verification of Information and TIN. Please verify the information in the box on the front side of this Letter of Transmittal. Please mark corrections if any are necessary. If the space provided for corrections is inadequate, the information should be listed on a separate, signed schedule attached to this Letter of Transmittal. Federal income tax law requires a shareholder to provide his or her correct taxpayer identification number ("TIN") and to certify that such TIN is correct under penalties of perjury. Failure to furnish the correct TIN may subject the shareholder to a penalty imposed by the Internal Revenue Service, and any payment to such shareholder may be subject to backup withholding of 31%. The TIN is that of the registered holder of the certificate(s) or the last transferee appearing on the transfers attached to or endorsed on the certificate(s). The TIN for an individual is his or her social security number. Exempt persons (including, among others, all corporations) are not subject to backup withholding.

     3. Lost Certificates. If the Certificate(s) which a registered holder (or his/her transferee) is required to tender has been lost or destroyed, please properly complete, and duly execute and have notarized the Affidavit of Loss and deliver it to the Depositary.

     4. Special Payment Instructions. The box on the third page of this Letter of Transmittal should be completed (1) if payment is to be issued in the name of a person other than the record holder of the Certificate(s) tendered with this Letter of Transmittal or (2) if payment is to be sent to an address other than that shown in the name and address block on the front page.

     5. Guarantee of Signatures. Signature guarantees are unnecessary unless (a) a Certificate is registered in a name other than the name of the person tendering the Certificate, or (b) the registered holder of the certificate completed the Special Payment Instructions section of this Letter of Transmittal. When a signature guarantee is required, the signature on the Letter of Transmittal must guaranteed by a financial institution that is a member of the Stock Transfer Association's approved medallion program (such as STAMP, SEMP, or MSP), unless tendered on behalf of such institution.

     6. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Certificate(s) tendered herewith, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alterations, enlargement or any change whatsoever.

     If any of the Certificate(s) tendered with this Letter of Transmittal are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any Certificates are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificate(s) or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary for such person's authority so to act must be submitted.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Certificate(s) listed, the Special Payment Instructions must be completed and the signature must be guaranteed. (See Instruction 5.)

     7. Inquiries. All inquiries with respect to this Letter of Transmittal and requests for additional copies of this Letter of Transmittal should be made to Hallwood Petroleum, Inc., 4582 S. Ulster St. Pkwy. Ste. 1700, Denver, Colorado, 80237 at (800) 882-9225.

     8. Waiver of Conditions. Subject to the terms of the Offer, the Purchaser reserves the right to waive any of the specified conditions to the Offer, in whole or in part, in the case of any Shares tendered.


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